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                                                                 Exhibit 10.1

                                NOMOS CORPORATION

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


         This Amended and Restated Registration Rights Agreement (this "RESTATED AGREEMENT") is made as of April 24, 2002, among NOMOS CORPORATION, a Delaware corporation (the "COMPANY"), and the other parties to the Predecessor Agreements (as defined below) (the "SECURITY HOLDERS", and together any assignee of the rights of any Security Holder in accordance with Section 13(b) hereof (the "HOLDERS").

                                    RECITALS

         A. The Security Holders have previously entered into one or more registration rights agreements with the Company (as defined in Section 1, the "PREDECESSOR AGREEMENTS").

         B. The Predecessor Agreements relate to the registration, under the Securities Act of 1933, as amended, of the Registrable Securities (as defined in Section 1) owned by the Security Holders.

         C. The parties hereto now desire to amend and restate each of the Predecessor Agreements in its entirety (except as set forth in Section 12(e) hereof) as set forth below.


                                    AGREEMENT

         The parties hereto, intending to be legally bound, agree as follows:

         1. Certain Definitions. As used in this Restated Agreement, the following terms shall, except whether otherwise noted, have the following meanings:

                  (a) "1995 COMMON STOCK OFFERING" means the 1995 offering of Common Stock by the Company with the assistance of Sunrise Securities Corp.

                  (b) "1995 REGISTRATION RIGHTS AGREEMENTS" means, collectively, the registration rights agreements included as Exhibit 1 to each common stock purchase agreement entered into between the Company and the purchasers in the 1995 Common Stock Offering.

                  (c) "1996 COMMON STOCK PURCHASE AGREEMENT" means the Common Stock Purchase Agreement dated May 31, 1996 among the Company and those purchasers identified on Exhibit A thereto.

                  (d) "1996 REGISTRATION RIGHTS PROVISIONS" means the rights and obligations set forth in Section 8 of the 1996 Common Stock Purchase Agreement;



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                  (e) "1996 WARRANT PURCHASE AGREEMENTS" means, collectively,
(i) the Warrant Purchase Agreement dated May 31, 1996 among the Company, Mark P. Carol, M.D., and the purchasers listed on Exhibit A thereto, and (ii) the Warrant Purchase Agreement dated May 31, 1996 among the Company, John A. Friede and the purchasers listed on Exhibit A thereto.

                  (f) "1996 WARRANTS" means, collectively, the warrants originally purchased pursuant to the 1996 Warrant Purchase Agreements, together with any warrants issued in replacements of (including upon transfer of) such warrants, which are currently reflected on the Company's books and records as warrant numbers 11, 13, 15-17, 20, 22, 26, 28, 29, 31-43, 60-63 and 69.

                  (g) "1996 WARRANTS REGISTRATION RIGHTS AGREEMENT" means the registration rights agreement dated November 20, 1995, initially between Company and Evelyn A. J. Hall, to which the parties to the 1996 Warrant Purchase Agreements subsequently became parties.

                  (h) "1997 COMMON STOCK OFFERING" means the 1997 offering of Common Stock by the Company with the assistance of Sunrise Securities Corp. and Zesiger Capital Group.

                  (i) "1997 REGISTRATION RIGHTS PROVISIONS" means the rights and obligations set forth in Section 6 of each common stock purchase agreement entered into between the Company and the purchasers in the 1997 Common Stock Offering.

                  (j) "1997 SUNRISE WARRANTS" means those warrants (currently reflected on the Company's books and records as warrant numbers 45-52 and 54-59) issued in replacement of (upon the transfer of) warrant numbers 44 and 53, which were originally issued by the Company to Sunrise Securities Corp. or its affiliates as compensation for services in connection with the 1997 Common Stock Offering.

                  (k) "1997 SUNRISE WARRANTS REGISTRATION RIGHTS PROVISIONS" means each of the registration rights provisions contained in the 1997 Sunrise Warrants.

                  (l) "1999 NEBLETT REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated January 27, 1999 among the Company, David Neblett and Charlene Neblett.

                  (m) "1999 SERIES A OFFERING" means the offering by the Company in 1999 of its Series A Convertible Preferred Stock with the assistance of Sunrise Securities Corp.

                  (n) "1999 REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated August 3, 1999 by the Company for the benefit of the purchasers in the 1999 Series A Offering as set forth on Schedule 1 thereto;

                  (o) "1999 SUNRISE WARRANTS" means those warrants (currently reflected on the Company's books and records as warrant numbers 70-84) issued in replacement of


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(upon the transfer of) warrant that were originally issued by the Company to
Sunrise Securities Corp. or its affiliates as compensation for services in connection with the 1999 Series A Offering.

                  (p) "1999 SUNRISE WARRANTS REGISTRATION RIGHTS PROVISIONS" means the registration rights provisions contained in 1999 Sunrise Warrants.

                  (q) "2001 SERIES C OFFERING" means the offering by the Company in March, 2001 of its Series C Convertible Preferred Stock.

                  (r) "2001 REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated March 2, 2001 by the Company for the benefit of the investors in the 2001 Series C Offering as set forth on Schedule A thereto.

                  (s) "BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which banks in Pittsburgh, Pennsylvania are required or permitted to close.

                  (t) "COMMON STOCK" means the common stock, par value $.0001 per share, of the Company.

                  (u) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  (v) "PREDECESSOR AGREEMENTS" means, collectively:

                           (i)      the 1995 Registration Rights Agreements;

                           (ii)     the 1996 Registration Rights Provisions;

                           (iii)    the  1996 Warrants Registration Rights
                                    Agreement;

                           (iv)     the 1997 Registration Rights Provisions;

                           (v) the 1997 Sunrise Warrants Registration Rights Provisions;

                           (vi)     the 1999 Neblett Registration Rights
                                    Agreement;

                           (vii)    the 1999 Registration Rights Agreement;

                           (viii) the 1999 Sunrise Warrants Registration Rights Provisions; and

                           (ix)     the 2001 Registration Rights Agreement.

                  (w) "PROSPECTUS" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such


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Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

                  (x) "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and, unless the context otherwise requires, the declaration or ordering of effectiveness of such registration statement or document.

                  (y) "REGISTRABLE SECURITIES" means:

                           (i) any Common Stock purchased in the 1995 Common
Stock Offering, the 1996 Common Stock Offering and the 1997 Common Stock
Offering;

                           (ii) any Common Stock acquired or acquirable upon the
conversion of Series A Preferred Stock or Series C Preferred Stock;

                           (iii) the Common Stock issued by the Company pursuant
to the ROCS Merger Agreement;

                           (iv) any Common Stock issued or issuable upon the
exercise of the 1996 Warrants, the 1997 Sunrise Warrants or the 1999 Sunrise Warrants; and

                           (v) any Common Stock of the Company issued as (or
issuable upon the conversion, exchange or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any of the Common Stock identified in foregoing clauses (i) through (iv);

provided, however, that the term "Registrable Securities" shall not include any shares of Common Stock that (A) have previously been registered pursuant to a Registration Statement filed with the Securities and Exchange Commission or sold to the public, or (B) may be sold by the Holder of such shares pursuant to Rule 144(k) under the Securities Act or any successor rule thereto.

                  (z) "ROCS MERGER AGREEMENT" means the Agreement and Plan of Merger dated January 15, 1999 among Radiation Oncology Computer Systems, Inc., David Neblett, Charlene Neblett, ROCS Acquisition, Inc. and NOMOS Corporation.

                  (aa) "REGISTRATION STATEMENT" means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Restated Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

                  (bb) "SEC" means the Securities and Exchange Commission.


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                  (cc) "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  (dd) "SERIES A PREFERRED STOCK" means the Series A Convertible Preferred Stock, par value $.0001 per share, of the Company.

                  (ee) "SERIES C PREFERRED STOCK" means the Series C Convertible Preferred Stock, par value $.0001, of the Company.

         2. Piggyback Registrations.

                  (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act, other than in an initial public offering or pursuant to a registration on Forms S-4 or S-8 (or any successor form or forms), the Company will give not less than 20 days prior written notice to each Holder of Registrable Securities of its intention to effect such a registration and, subject to the provisions of subsection (b) hereof and the Holder's obligations pursuant to Section 6(i) below, will include in such registration all Registrable Securities with respect to which the Holder has given notice of request for inclusion therein to the Company within 15 days after the Company gives such notice (a "PIGGYBACK REGISTRATION"); provided, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2(a) without obligation to any Holder.

                  (b) Priority on Piggyback Registration. In the event that any Piggyback Registration is an underwritten public offering, the number of Registrable Securities to be included in such an underwriting may be reduced pro rata (based upon the number of securities requested to be registered) among (i) the Holders of Registrable Securities who have requested registration of Registrable Securities and (ii) any other persons with registration rights that have been granted in compliance with Section 9 below ("SECTION 9 SECURITY HOLDERS"), if and to the extent that the managing underwriter shall advise the Company that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that if any shares are to be included in such underwriting for the account of any person other than the Company, the Holders of Registrable Securities or Section 9 Security Holders, such shares of such other persons shall be reduced to zero before any reduction shall be made in the number of Registrable Securities to be included in such registration by all Holders of Registrable Securities.

         3. Demand Registrations. If at any time following the date that is one hundred eighty (180) days after the closing of an initial public offering by the Company, one or more of the Holders of an aggregate of not less than 25% of the Registrable Securities ("INITIATING HOLDERS") then outstanding shall notify the Company in writing that it or they intend to offer or cause to be offered for public sale all or any portion of their Registrable Securities and requesting that the Company cause such Registrable Securities to be registered under the Securities Act ("DEMAND REQUEST"), the Company will notify all other Holders of Registrable Securities (the "COMPANY NOTICE"). The Company shall file as soon as practicable, and in any event within 60 days of the receipt of the Demand Request, a registration statement, and use its best efforts to cause such registration statement to



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become effective, with respect to the registration of such Registrable
Securities as may be requested by the Initiating Holders and such other Registrable Securities owned by any other Holders with respect to which the Company has received written requests for inclusion within 20 days of the Company Notice. Anything herein to the contrary notwithstanding, the Company shall be obligated to comply with this Section 3 on one occasion only. Notwithstanding the foregoing, if the Company shall furnish to the Initiating Holder(s) a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be materially detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore desirable to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of 90 days after receipt of the Demand Request.

         4. Registration on Form S-3. At such time as the Company is qualified to register its securities on Form S-3, and in addition to the rights contained in Section 2, if at any time a Holder or Holders of Registrable Securities (the "INITIATING FORM S-3 HOLDERS") requests that the Company file a registration statement on Form S-3 for a sale or public offering of all or any portion of the Registrable Securities held by such Initiating Form S-3 Holder or Holders (the "FORM S-3 DEMAND"), the reasonably anticipated aggregate price to the public of which would exceed $5,000,000, then the Company (a) will promptly give at least 20 days written notice of the proposed registration to all other Holders and (b) use its best efforts to register under the Securities Act on Form S-3, for public sale in accordance with the method of disposition specified in the Form S-3 Notice, the number of Registrable Securities specified in such Form S- 3 Notice together with any Registrable Securities requested to be included by any other Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company. Notwithstanding the foregoing, if the Company shall furnish to the Initiating Form S-3 Holder(s) a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be materially detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore desirable to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of 90 days after receipt of the Form S-3 Demand.

         5. Holdback Agreements. Upon the request of the managing underwriter, each Holder of Registrable Securities shall enter into an agreement whereby such Holder agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exercisable for such securities, for a period not to exceed 180 days beginning on the effective date of any underwritten registration in which such Holder's Registrable Securities are included (except as part of such underwritten registration); provided, that
(a) in no event shall a holder of Registrable Securities be subject to a limitation on sale or distribution that covers a period longer than that to which any other security holder whose securities are included in the registration is subject, and (b) the limitation set forth herein shall not apply to any securities of the Company which are purchased in a public offering registered under the Securities Act or in the open market following an initial public offering by the Company.


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         6. Registration Procedures. Whenever the Holders of Registrable
Securities have requested that any Registrable Securities be registered pursuant to this Restated Agreement, the Company will as expeditiously as reasonably possible:

                  (a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period which will terminate when all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold or a period of 90 days, whichever is shorter;

                  (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 6(a) and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all Registrable Securities; provided that, at a time reasonably prior to the filing of a Registration Statement or Prospectus, or any amendments or supplements thereto, the Company will furnish to counsel for the Holders of Registrable Securities included in such registration, copies of all documents proposed to be filed, which documents will be subject to the comments of such counsel;

                  (c) make available for inspection by a representative of the Holders of Registrable Securities, any underwriter participating in any distribution pursuant to such registration, and any attorney, accountant or other agent retained by such representative or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (d) notify the counsel for the Holders of Registrable Securities included in such registration promptly, and, if requested, confirm such advice in writing, (i) when the Prospectus or any supplement or post-effective amendment has been filed, and with respect to the Registration Statement or any post-effective amendment, when the same has become effective,
(ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                  (e) make reasonable commercial efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement;

                  (f) deliver to each Holder of Registrable Securities included in such registration, as the case may be, as many copies of the Registration Statement and Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such holder may reasonably request;


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                  (g) prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the Holders of Registrable Securities and the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions as such Holder or any underwriter reasonably requests in writing, and do any and all other acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

                  (h) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed; and provide a transfer agent and registrar for all Registrable Securities included in such Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

                  (i) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, usual and customary in form, with the managing underwriter of such offering (the Holders of Registrable Securities included in such registration, shall also enter into and perform their obligations under such agreement, usual and customary in form); and the Company shall take such other actions as the underwriters reasonably request in order to expedite or facilitate a disposition of the Registrable Securities;

                  (j) upon request, furnish to each Holder of Registrable Securities included in such registration, a signed counterpart, addressed to such Holder, of (i) an opinion of counsel for the Company, dated the effective date of such Registration Statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), and (ii) if permitted, a "comfort" letter, dated the effective date of such Registration Statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such Registration Statement;

                  (k) immediately notify each Holder of Registrable Securities included in such registration, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such Holder, promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or


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necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (l) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, and take such other actions as may be reasonably necessary to facilitate the registration or the disposition of the Registrable Securities hereunder;

                  (m) in connection with each registration hereunder, the Holders of Registrable Securities to be included in the registration will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In addition, the Holders of Registrable Securities agree that they will not deliver any form of Prospectus in connection with the sale of any Registrable Securities as to which the Company has advised such Holders that it is preparing an amendment or supplement.

         7. Expenses. The Company will pay all expenses in connection with any registration pursuant to Sections 2, 3 and 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for the Holders of Registrable Securities (which counsel shall be selected by the Holders of a majority of the Registrable Securities being included in the registration and shall be reasonably acceptable to the Company); provided, that all underwriting discounts and selling commissions applicable to the sale of a holder's Registrable Securities will be paid by such holder.

         8. Indemnification.

                  (a) Indemnification by Company. In connection with any registration pursuant to this Restated Agreement, the Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities included in a registration pursuant to this Restated Agreement, such Holder's officers, directors, partners and employees and each person who controls such holder (within the meaning of the Securities Act) and each underwriter, if any (including any broker or dealer which may be deemed an underwriter) and each person who controls any underwriter of the Registrable Securities against all losses, claims, damages, liabilities, and expenses caused by (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or any preliminary prospectus or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation by the Company of any federal, state or common law, rule or regulation applicable to the Company in connection with any Registration Statement, Prospectus or any preliminary prospectus, or any amendment or supplement thereto, and shall reimburse, as incurred, each of the foregoing persons for any legal and any other expenses

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reasonably incurred in connection with investigating or defending any such claims; provided, that the indemnity agreement contained in this subsection (a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld), nor shall the Company be liable to the extent any loss, claim, damage, liability or action arises out of or is based upon any information furnished in writing to the Company by any Holder, underwriter or controlling person expressly for use in connection with such registration.

                  (b) Indemnification by Holder of Registrable Securities. In connection with any registration pursuant to the terms of this Restated Agreement, each Holder of Registrable Securities included in such registration agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expense resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or any amendment or supplement thereto, or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by the Holder of Registrable Securities to the Company specifically for inclusion in such Registration Statement or Prospectus and that such information was substantially relied upon by the Company in preparation of the Registration Statement or Prospectus or any amendment or supplement thereto. In no event shall the liability of the Holder of Registrable Securities hereunder be greater in amount than the lesser of (i) an amount equal to the proportion that the public offering price of the Registrable Securities sold by the holder in such registration bears to the total public offering price of all securities sold thereunder or (ii) the dollar amount of the proceeds (net of all expense paid by such Holder and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities pursuant to such registration; provided, however that the indemnity agreement contained in this subsection (b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder (which consent shall not unreasonably be withheld).

                  (c) Contribution. If for any reason the indemnification provided for in the preceding clauses (a) and (b) is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) to be unavailable to an indemnified party or insufficient to hold it harmless, notwithstanding the fact that this Section 8 provides for indemnification in such case, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the

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indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (d) Survival of Obligations. The obligations of the parties under this Section 8 shall survive the completion of the offering of Registrable Securities and shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party.

         9. Limitations on Subsequent Registration Rights. From and after the date of this Restated Agreement, the Company shall not, without the prior written consent of Holder(s) of at least fifty percent (50%) of all Registrable Securities then held by all Holders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable than the registration rights granted to the Holders hereunder.

         10. Changes in Common Stock.. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

         11. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined under the Securities Act, at all times from and after 90 days following the earlier of the effective date of the Company's first registration under the Securities Act or the registration of any class of the Company's securities under Section 12 of the Exchange Act;

                  (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to each Holder of Registrable Securities forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act,
(ii) a copy of the most recent annual or quarterly report of the Company, and
(iii) such other reports and documents so filed by the Company as such Holder may reasonable request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration.

         12. Amendment and Restatement of Predecessor Agreements.

                  (a) Intent of Security Holders. Each Security Holder who executes a counterpart signature page to this Restated Agreement consents and agrees (i) to the amendment and restatement of each Predecessor Agreement to which such Security Holder is a party as set forth in this Restated Agreement, and (ii) that the rights and obligations of

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the parties with respect to the registration of the Registrable Securities shall, subject to Section 12(c) and Section 12(f) hereof, be governed solely by this Restated Agreement.

                  (b) Holder Authority. Each Security Holder who executes a counterpart signature page to this Restated Agreement certifies that he or she has the requisite power and authority to enter into this Restated Agreement.

                  (c) Requisite Approvals; Timing of Effectiveness. This Restated Agreement shall become effective as to each of the Predecessor Agreements immediately upon the execution of this Restated Agreement by the holders of the minimum number of Registrable Securities under such Predecessor Agreement necessary to amend such Predecessor Agreement as set forth below:

                           (i) With respect to the 1995 Registration Rights
Agreements, the holders of at least fifty percent (50%) of the Common Stock purchased by the investors participating in the 1995 Common Stock Offering.

                           (ii) With respect to the 1996 Registration Rights
Provision, the holders at least fifty percent (50%) of the shares of Common Stock sold as part of the 1996 Common Stock Offering.

                           (iii) With respect to the 1996 Warrants Registration
Rights Agreement, the holders of at least two-thirds of the Registrable Shares issued or issuable upon the exercise of the 1996 Warrants.

                           (iv) With respect to the 1997 Sunrise Warrant
Registration Rights Provisions under any particular 1997 Sunrise Warrant, the holder of such 1997 Sunrise Warrant.

                           (v) With respect to the 1997 Registration Rights
Provisions, the holders of at least fifty percent (50%) of the shares of Common Stock sold as part of the 1997 Common Stock Offering.

                           (vi) With respect to the 1999 Neblett Registration
Rights Agreement, the holders of at least fifty percent (50%) of the Registrable Securities (as such term is defined in the 1999 Neblett Registration Rights Agreement) thereunder.

                           (vii) With respect to the 1999 Sunrise Warrant
Registration Rights Provisions under any particular 1999 Sunrise Warrant, the holder of such 1999 Sunrise Warrant.

                           (viii) With respect to the 1999 Registration Rights
Agreement, the persons holding at least 50% of the Registrable Securities (as such term is defined in the 1999 Registration Rights Agreement) thereunder.

                           (ix) With respect to the 2001 Registration Rights
Agreement, the persons holding at least 50% of the Registrable Securities (as such term is defined in the 2001 Registration Rights Agreement) thereunder.

                  (d) Validity of Restatement as to Each Predecessor Agreement. Without limiting the foregoing, the failure to obtain the requisite signatures with respect to any one or more of Predecessor Agreements shall not affect the validity of this Restated Agreement with respect to any other Predecessor Agreement for which such requisite signatures have been obtained.

                  (e) No Other Agreements. Each of the Security Holders acknowledges and represents that such Security Holder is not a party to, or the beneficiary of, any registration rights with respect to the Company's Common Stock, other than under the Predecessor Agreements and, upon the restatement of such Predecessor Agreements in accordance herewith, this Restated Agreement.

                  (f) IPO Lock-Up Obligations to Remain Intact. Notwithstanding anything in this Restated Agreement to the contrary, any obligation of the Holders under any Predecessor Agreements to be "locked-up" or to agree to enter into a "lock-up agreement" in connection with an initial public offering by the Company of its Common Stock shall remain intact, and shall be unaffected by this Restated Agreement.

         13. Miscellaneous.

                  (a) Amendments and Waivers. This Restated Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holder or Holders of at least 50% of the Registrable Securities then held by all Holders. Each Holder of any Registrable Securities at the time and any subsequent Holder of Registrable Securities shall be bound by any consent authorized by this subsection (a), whether or not such Registrable Securities shall have been marked to indicate such consent.

                  (b) Assignments and Transfers. Each Holder of Registrable Securities may make an assignment or transfer to any transferee or assignee of any Registrable Securities, provided that (i) such transfer is made expressly subject to this Restated Agreement and the transferee agrees in writing to be bound by the terms and conditions hereof, and (ii) the Company is provided with reasonably prompt written notice of such assignment.

                  (c) Entire Agreement. This Restated Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Restated Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  (d) Governing Law. This Restated Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflicts of law.

                  (e) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given and delivered (i) when delivered by hand, if personally delivered, (ii) if sent by mail to a party whose address is in the same country as the sender, two Business Days after being deposited in the mail, postage prepaid, (iii) when delivered by courier as evidenced by receipt from the courier, if delivered by courier, or (iv) if sent by facsimile transmission on a Business Day, upon confirmation of receipt.

                  (f) Severability. Any provision of this Restated Agreement which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (g) Successors and Assigns. This Restated Agreement is binding upon, and will inure to the benefit of, each of the parties and their respective successors and permitted assigns.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


         IN WITNESS WHEREOF, the parties have executed this Amended and Restated Registration Rights Agreement as of the date first written above.


                                        NOMOS CORPORATION


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

SIGNATURE BLOCK FOR A NATURAL PERSON


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Name:
      ------------------------------------
                  Please Print


Date:
      --------------------





SIGNATURE BLOCK FOR A CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY


Name of corporation, partnership, trust or other entity, including type of entity and jurisdiction of organization:

-------------------------------------------------

-------------------------------------------------
                 Please Print



By:
    ---------------------------------------------

Name:
      -------------------------------------------
                   Please Print
Title:
       ------------------------------------------
                   Please Print